Exhibit 10.1
EXECUTION VERSION

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]
COMMITMENT AGREEMENT

September 25, 2018 (the “Commitment Agreement Date”)

The Prudential Insurance Company of America (“Prudential”) is pleased to provide, on the following terms, the non-participating single premium group annuity contract, supported by a dedicated separate account and guaranteed by its general account (the “Contract”) for the Retirement Plan of International Paper Company (the “Plan”) in consideration of the mutual promises made and representations, warranties and covenants contained in this Commitment Agreement (this “Commitment Agreement”). For purposes of this Commitment Agreement, capitalized terms will have the meaning set forth in paragraph 10. By signing this Commitment Agreement, Prudential and International Paper Company (the “Company”), and State Street Global Advisors Trust Company, acting solely in its capacity as the independent fiduciary of the Plan (the “Independent Fiduciary”), agree as follows:

1.	GAC Issuance and GAC Issuance True-Up Premium. Prudential agrees to issue the Contract as follows:

a.
Specimen GAC Form Issuance. On the Scheduled GAC Issuance Date, subject to Prudential’s receipt of the Premium Due Date Transfers and any GAC Issuance True-Up Premium due to Prudential and subject to the terms of paragraphs 1.b. and 1.c., Prudential irrevocably agrees to issue the Contract with an effective date that is the Premium Due Date, and in accordance with the Contract, irrevocably commits to make payments owed to Payees under the Contract on and after the Annuity Start Date; provided that, if the parties are unable to complete the takeover of administration services regarding payments under the Contract pursuant to paragraph 6 prior to the Annuity Start Date, Prudential shall make a bulk payment to the Plan Trust (or in such other manner as the parties agree) equal to the Aggregate Monthly Payment (as defined in the Contract) for each month until administration is transferred to Prudential pursuant to paragraph 6. The Contract will be in substantially the form of the specimen group annuity contract (the “Specimen GAC Form”) attached hereto as Schedule 1 unless a Modified GAC Form is issued pursuant to and in accordance with paragraph 2.

b.
Form of Annuities and Payments under the Contract. The type, description and forms of annuities (e.g., single life annuity, joint and survivor annuity), payments under the Contract and other terms of the Contract will be consistent with the terms of Prudential’s proposal dated June 7, 2018 and September 21, 2018 (the “Proposal”) as updated to reflect (i) any modifications contemplated in Prudential’s Final Annuity Quote Sheet dated September 25, 2018 (the “Final Annuity Quote Sheet”) and (ii) any modifications mutually agreed to between the parties after the Commitment Agreement Date and before the 35th Business Day prior to the Scheduled GAC Issuance Date. Subject to Prudential’s receipt of the Premium Due Date Transfers, Prudential will make payments to Payees commencing on December 31, 2018 in accordance with the Proposal and the Final Annuity Quote Sheet until the Contract has been issued and, for the avoidance of doubt, will make such payments even if the Contract has not been

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issued by Prudential as of December 31, 2018. The original annuity exhibit to the Contract will be consistent with the Payees (including annuitants, contingent annuitants, alternate payees and beneficiaries) on Tab DG3 of the Base File.

c.
Necessary Data. As a condition to Prudential’s issuing the Contract, the Company will deliver or cause to be delivered to Prudential the data necessary for Prudential to prepare the annuity exhibit and the information necessary for Prudential to draft provisions of the Contract and administer the payments thereunder. If there are any delays in the delivery of the foregoing information based on the delivery dates set forth in Schedule 7 or such other delivery dates as may be designated by Prudential, Prudential may refer any Payee who contacts Prudential to the Company Contact for assistance and Prudential may, in its sole discretion, delay the mailing of Welcome Kits and annuity certificates. The annuity exhibit will not include any Payee for which Prudential has not been provided each of the following: (i) name, (ii) gender, (iii) date of birth and (iv) social security or federal taxpayer identification number.

d.
GAC Issuance True-Up Premium. Schedule 8 provides a description of the methodologies and procedures by which Prudential will calculate the GAC Issuance True-Up Premium. Prudential and the Company will cooperate in good faith so that Prudential can calculate the GAC Issuance True-Up Premium, subject to the following acknowledgements, limitations and conditions:

i.
GAC Issuance Data. To the extent that the Company discovers or has any Removed Lives or Data Corrections after the Commitment Agreement Date and prior to the date that is 35 Business Days prior to the Scheduled GAC Issuance Date (the “GAC Issuance Data Notice Date”), the Company will provide written notice of such Removed Life or Data Correction as promptly as reasonably practicable to Prudential. Prudential will only be responsible for incorporating into the calculation of the GAC Issuance True-Up Premium those Data Corrections and Removed Lives that have been notified to Prudential by the Company on or prior to the GAC Issuance Data Notice Date together with any other Removed Lives and Data Corrections identified by Prudential (the “GAC Issuance Data”). Such incorporation is subject to Prudential’s agreement with such Removed Lives or Data Corrections and any limitations on incorporating such Data Corrections and Removed Lives into the GAC Issuance True-Up Premium set forth in Schedule 8.

ii.
GAC Issuance Annuity Exhibit. Twenty Business Days prior to the Scheduled GAC Issuance Date, Prudential will deliver to the Company a proposed annuity exhibit utilizing and consistent with the Base File and the GAC Issuance Data. Fifteen Business Days prior to the Scheduled GAC Issuance Date, the Company will respond to Prudential with any questions on the annuity exhibit. Prudential and the Company will cooperate in good faith to resolve any discrepancies on or prior to the eleventh Business Day prior to the Scheduled GAC Issuance Date and Prudential will reflect in the annuity exhibit any changes that have been agreed to on or prior to such eleventh Business Day. The annuity exhibit will not include any Payee for which Prudential has not been provided each of the following: (1) name, (2) gender, (3) date of birth and (4) social security or federal taxpayer identification number. Notwithstanding the foregoing, if the (1) name, (2) gender, (3) date of birth or (4) social security or federal taxpayer identification number for a Payee that is provided in accordance with this paragraph 1.d.ii is determined to be incorrect after

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the Scheduled GAC Issuance Date, any adjustments or amendments to the Contract shall be made solely in accordance with the terms of the Contract.

iii.
GAC Issuance True-Up Premium. Eight Business Days prior to the Scheduled GAC Issuance Date, Prudential will send the calculation of the GAC Issuance True-Up Premium to the Company for review [***]. Five Business Days prior to the Scheduled GAC Issuance Date, the Company will respond to Prudential with any questions on the GAC Issuance True-Up Premium. If the Company and Prudential cannot resolve any dispute with respect to the GAC Issuance True-Up Premium on or prior to the date that is three Business Days prior to the Scheduled GAC Issuance Date, then Prudential’s determination will control for purposes of the GAC Issuance True-Up Premium but the Company may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to the GAC Issuance True-Up Premium.

iv.
GAC Issuance True-Up Premium Payment. The GAC Issuance True-Up Premium will be paid on the Scheduled GAC Issuance Date as follows: (A) if the GAC Issuance True-Up Premium is a positive number, then the Independent Fiduciary will irrevocably direct the Plan Trustee to pay to Prudential an amount, in Cash, equal to the GAC Issuance True-Up Premium or (B) if the GAC Issuance True-Up Premium is a negative number, then Prudential will pay to the Plan Trust an amount, in Cash, equal to the absolute value of the GAC Issuance True-Up Premium.

2.
Negotiation of Modified GAC Form. After the Commitment Agreement Date, Prudential, the Company and the Independent Fiduciary will each use commercially reasonable efforts to revise the Specimen GAC Form to reflect such revisions that were mutually agreed to by the parties prior to the Commitment Agreement Date and will use commercially reasonable efforts to negotiate any additional revisions to the Specimen GAC Form (the “Modified GAC Form”) and related forms of annuity certificates, subject to the following acknowledgements, limitations and conditions:

a.
Regulatory Approvals. Prudential will use commercially reasonable efforts to obtain regulatory approvals, to the extent required by applicable law, of the Modified GAC Form prior to the date that is 90 Business Days after the Commitment Agreement Date (the “Modified GAC Deadline Date”) and in the event that any approval, to the extent required by applicable law, is not granted, or if the Contract is disapproved, Prudential, the Independent Fiduciary and the Company will cooperate in good faith to mutually agree on modifications to the Contract to address the requests of the Tennessee Department of Commerce and Insurance, if any, and, to the extent possible, to preserve the provisions included in the Modified GAC Form. Prudential will use commercially reasonable efforts to obtain regulatory approvals, to the extent required by applicable law, of customized annuity certificates prior to the annuity certificate mailing date set forth in paragraph 5.b.

b.
Modified GAC Form Issuance. If, in accordance with paragraph 2.a., the negotiation of the Modified GAC Form and the receipt of any related regulatory approvals for all negotiated changes to the Specimen GAC Form are completed by the Modified GAC Deadline Date, then, subject to Prudential’s receipt of the Premium Due Date Transfers and any GAC Issuance True-Up Premium due to Prudential, (i) if Prudential

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has not previously issued the Contract in the form of the Specimen GAC Form, Prudential will issue the Contract using the Modified GAC Form in lieu of the Specimen GAC Form, subject to and in accordance with paragraphs 1.a., 1.b. and 1.c., or (ii) if Prudential has previously issued the Contract in the form of the Specimen GAC Form subject to and in accordance with paragraphs 1.a., 1.b. and 1.c., Prudential will amend and restate the Contract so that its terms are replaced by the Modified GAC Form (or applicable provisions thereof). Such Contract will have an effective date that is the Premium Due Date.

3.
Premium Due Date Transfers. The Independent Fiduciary will irrevocably direct the Plan Trustee to pay Prudential [***]. (the “Premium Amount”) on the Premium Due Date by paying an amount in Cash equal to the Premium Amount (such payment, the “Premium Due Date Transfer”). Notwithstanding anything to the contrary in this Commitment Agreement, Prudential, the Company and the Independent Fiduciary each agree and acknowledge that the Premium Amount will be paid entirely in Cash [***].

a.
Schedule 2 Updates. On the second Business Day after the Commitment Agreement Date, Prudential will deliver to the Company an updated Schedule 2 that reflects the [***] of each [***]. If the Company and Prudential cannot resolve any dispute with respect to any such information on or prior to the Premium Due Date, then [***] may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to any such information. On the Premium Due Date, Prudential will, if needed, update Schedule 2 to reflect the removal of [***]. Prudential will, if needed, further update Schedule 2 to reflect the removal of [***] and is returned to the Plan Trust in accordance therewith.

b.
[***]. On and as of the Business Day prior to the Premium Due Date, Prudential will provide to the Company [***] in the form of Schedule 5 [***]. Prior to the Premium Due Date, the Company will confirm to Prudential in writing that such information is accurate and complete or will provide any additions, deletions or corrections to such information. If the Company and Prudential have a dispute with respect to any such information and cannot resolve such dispute on or prior to the Business Day prior to the Premium Due Date, then [***] may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to any such information.

c.
[***]. By written notice to the other party on or before [***] following the Premium Due Date, the Company or Prudential may identify [***] and the parties will work in good faith [***] following the receipt of such notice to agree on which, if any, [***]. If the parties agree that an asset is [***] within [***] following the receipt of such notice, then, on or before the date that is [***] following such agreement, the Independent Fiduciary will irrevocably direct the Plan Trustee to promptly pay or cause to be paid to Prudential an amount, in Cash, equal to [***], and, simultaneously with receipt of such payment, Prudential will return [***] to the Plan Trust together with any [***].

d.
Additional Actions with respect to Assets. The Independent Fiduciary will irrevocably direct the Plan Trustee to promptly give all notices that are required, under applicable law and the terms of [***], in connection with the sale, assignment, transfer and delivery of [***] on the Premium Due Date. The Independent Fiduciary will irrevocably direct the Plan Trustee to and Prudential will promptly execute, deliver, record or file or cause to be executed, delivered, recorded or filed any and all releases, affidavits,

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waivers, notices or other documents that the Company or Prudential may reasonably request in order to implement the transfer of [***] to Prudential.

e.	[***]. [***].

f.
Available Assets. The Company will cause the Plan Trust to have sufficient Cash or other assets (whether by means of a Cash contribution or otherwise) to enable the Plan Trustee to pay all amounts that it is directed to pay to Prudential by the Independent Fiduciary pursuant to this Commitment Agreement.

4.	Public Announcements.

a.
Press Releases. The Company and Prudential have the right to issue a transaction announcement or press release regarding the transactions contemplated by this Commitment Agreement, a copy of which will be provided to the other party for review no less than two Business Days prior to the issuance thereof, and the party issuing the transaction announcement or press release will consider in good faith any comments made by the other party; provided, however, that, if the Company has not issued a transaction announcement or press release, Prudential will not issue a transaction announcement or press release without the prior written consent of the Company; provided, further, that nothing contained in this paragraph 4.a. will prevent Prudential from communicating with Payees, including through communications posted to Prudential’s website.

b.
SEC Filings. If the Company concludes that disclosure of this Commitment Agreement is required by the rules of the Securities and Exchange Commission (“SEC”), (i) the Company will, in good faith, consider whether to make an application with the SEC for confidential treatment of information that the Company concludes is competitively sensitive from the perspective of the Company and (ii) the Company will provide Prudential with a copy of any material correspondence (written or oral) with the SEC regarding any such application for confidential treatment, and the Company and Prudential will otherwise reasonably cooperate in connection with any such application.

c.
No Insurer Communications. From the Commitment Agreement Date until the issuance of any annuity certificate by Prudential to an annuitant, other than as provided for in this Commitment Agreement, without the Company’s prior written consent, (i) Prudential will cause the employees of its retirement services business unit not to initiate any contact or communication with any participant or beneficiary of the Plan in connection with any transactions other than those transactions contemplated by this Commitment Agreement and (ii) Prudential will not, and will cause all of its affiliates not to, provide any of their respective insurance agents, wholesalers, retailers or other representatives with any contact information of such participants and beneficiaries of the Plan obtained from the Company or any of its representatives in connection with the transactions contemplated by this Commitment Agreement, except for those representatives of Prudential or any of their respective affiliates who need to know such information for purposes of the transactions contemplated by this Commitment Agreement and agree to comply with the requirements of this Commitment Agreement. However, this paragraph 4.c. will not restrict employees of Prudential’s retirement services business unit from contacting any participant or

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beneficiary of the Plan in connection with, or to facilitate, Prudential’s performance of its obligations under the Contract, the annuity certificates or this Commitment Agreement. Until the issuance of an annuity certificate by Prudential to an annuitant, other than as provided for in this Commitment Agreement, if any participant or beneficiary of the Plan contacts an employee of Prudential’s retirement services business unit, Prudential and the Company will cooperate to coordinate on a response to such participant or beneficiary of the Plan. [***]. [***].

5.	Welcome Kits and Annuity Certificates.

a.
Welcome Kits. Beginning on December 12, 2018, Prudential will mail a welcome kit to each annuitant under the Contract (the “Welcome Kit”). Prudential will send a preliminary draft of the Welcome Kit to the Company and the Independent Fiduciary as soon as practicable and Prudential will consider in good faith any comments made by the Company or the Independent Fiduciary on the “Frequently Asked Questions” section of the Welcome Kit on or before the fifth Business Day after it receives the preliminary draft of the Welcome Kit from Prudential.

b.
Annuity Certificates. Prudential will mail an annuity certificate to each applicable Payee on or before the later of (i) 20 Business Days after the Contract is issued and (ii) 120 Business Days after the date on which the Welcome Kit is mailed to Payees, in each case, subject to receiving regulatory approvals for any such annuity certificate, if needed. To the extent that any changes are made to the forms of annuity certificates or the related benefit terms after the Company, the Independent Fiduciary and Prudential have agreed on the forms of annuity certificates to be filed and the related benefit terms, the mailing of an annuity certificate to each applicable Payee shall be extended by the number of days elapsed since the Company, the Independent Fiduciary and Prudential had first agreed on the forms of such annuity certificates and the related benefit terms. Each annuity certificate will include a statement informing a Payee of his or her right to obtain a copy of the Contract (redacted to exclude information concerning other annuitants) and the right to enforce all provisions of the Contract. The rights of a Payee are not conditioned on the issuance of the annuity certificates, and any delay in issuing a certificate shall not have any effect on the date as of which the Payee has enforceable rights against Prudential.

6.	Administration and Transfer.

a.
Administrative Transition. The Company will provide or cause to be provided to Prudential the information needed to administer the payments under the Contract and will complete or cause to be completed all processes set forth in Schedule 7. The Company and Prudential will use commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things necessary to coordinate the takeover by Prudential of all administration responsibilities necessary to effectively provide recordkeeping and administration services regarding payments under the Contract commencing on December 31, 2018. The Company will provide Prudential with final census data in good order on or before October 22, 2018 in order for Prudential to provide recordkeeping and administration

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services regarding payments under the Contract commencing on December 31, 2018. The Company agrees to cooperate with Prudential in the takeover of such recordkeeping and administration services, including ensuring that any third-party service provider provides Prudential with any reasonably necessary information or records relating to the Plan benefits and the Payees in its possession. The Company will make subject matter experts available to promptly address any questions Prudential may have regarding the benefit provisions, including but not limited to forms of annuity, eligibility conditions, administrative practices and calculation methodology. Prudential shall perform all of its obligations contemplated under this Agreement and the Contract in compliance with all applicable laws.

b.
Call Center and Company Contact. Prudential will maintain, at its cost and expense, a toll-free phone number and/or a website (the “Call Center”) which will be available starting from December 12, 2018 for Payees to contact Prudential with questions related to the Contract and the annuity certificates. For a period of five years following the Premium Due Date, the Company will maintain, at its cost and expense, a point of contact (the “Company Contact”) to which Prudential may refer Payees who pose questions related to their Plan benefits. In the event that a Payee contacts the Company with questions related to the Contract and the annuity certificates, the Company may refer the Payee to the Call Center. In the event that a Payee contacts Prudential with questions related to their Plan benefits, Prudential may refer the Payee to the Company Contact.

7.	[***]; Termination.

a.
[***]. In the event (1) the Independent Fiduciary breaches its obligation to irrevocably direct the Plan Trustee to pay the Premium Due Date Transfers in accordance with paragraph 3, (2) the Premium Due Date Transfers are not transferred to and received by Prudential in accordance with paragraph 3 (due to failure of the Plan Trustee to pay the Premium Due Date Transfers or otherwise) or (3) the condition to closing set forth in paragraph 9.b.ii is not satisfied, the Company will promptly pay Prudential [***]. [***].

b.
Termination. This Commitment Agreement (i) may be terminated at Prudential’s option if the Premium Due Date Transfers have not occurred in accordance with this Commitment Agreement on the Premium Due Date, or (ii) will be terminated upon the payment of [***]. If this Commitment Agreement is terminated pursuant to the preceding sentence, all rights and obligations of the parties under this Commitment Agreement will terminate and will become null and void except that this paragraph 7 ([***]; Termination), paragraph 10 (Definitions), Schedule 9 ([***]), and paragraph 12 (Miscellaneous) will survive any such termination and no party will otherwise have any liability to any other party under this Commitment Agreement. However, nothing in this paragraph 7 will relieve any party from liability for any fraud or willful and material breach of this Commitment Agreement.

8.	Representations and Warranties.

a.
Prudential Representations and Warranties. Prudential hereby represents and warrants to the Company and the Independent Fiduciary as of the Commitment Agreement Date and as of the Premium Due Date that:

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i.
Due Organization, Good Standing and Corporate Power. Prudential is a life insurance company, duly organized, validly existing and in good standing under the laws of the State of New Jersey. Prudential is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Ancillary Agreements makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. Prudential has all requisite power and authority to enter into and carry out its obligations under this Commitment Agreement and the Ancillary Agreements and to consummate the transactions contemplated to be undertaken by Prudential in this Commitment Agreement and the Ancillary Agreements.

ii.
Authorization of Commitment Agreement and Enforceability. Prudential has received all necessary corporate approvals and no other action on the part of Prudential is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated to be undertaken by Prudential in this Commitment Agreement and the Ancillary Agreements. This Commitment Agreement and the Ancillary Agreements have been (or will be) duly executed and delivered by Prudential, and each is (or when executed will be) a valid and binding obligation of Prudential, enforceable against Prudential in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (“Enforceability Exceptions”).

iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements by Prudential, and the consummation by Prudential of the transactions contemplated to be undertaken by Prudential in this Commitment Agreement do not (1) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents, (2) except for the filings and approvals of state insurance governmental authorities in the states listed on Schedule 11, violate or conflict with any law or order of any governmental authority applicable to Prudential, (3) require any governmental or governmental agency approval other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the states listed on Schedule 11 or (4) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which Prudential is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on Prudential’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement. No filing or approval is required to issue the annuity certificates in accordance with the Contract, other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the states listed on Schedule 11.

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iv.
Compliance with Laws. The business of insurance conducted by Prudential has been and is being conducted in material compliance with applicable laws, and none of the licenses, permits or governmental approvals required for the continued conduct of the business of Prudential as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by Prudential in this Commitment Agreement, except as, in either case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Prudential to perform its obligations under this Commitment Agreement.

v.
Accuracy of Information. To Prudential’s Knowledge (x) all material information provided by Prudential to the Company or the Independent Fiduciary (other than any component incorporated into the calculation of the Premium Amount or the GAC Issuance True-Up Premium not calculated, determined or provided by Prudential, including the Base File, and any information provided by Prudential based on any such component) in connection with the transactions contemplated by this Commitment Agreement was, as of the date indicated on such information, true and correct in all material respects and (y) no change has occurred since the date indicated on such information that Prudential has not publicly disclosed or disclosed to the recipient of such information that would cause such information, taken as a whole, to be materially false or misleading.

vi.
Relationship to the Plan. Prudential is not (1) a trustee of the Plan (other than a non-discretionary trustee who does not render investment advice with respect to any assets of the Plan), (2) a Plan administrator (within the meaning of ERISA § 3(16)(A) and the Code § 414(g)) with respect to the Plan or) or (3) an employer any of whose employees are covered by the Plan. Schedule 6 sets forth a true and complete list of (x) Prudential and Prudential’s affiliates that are investment managers within the meaning of ERISA § 3(38)(B) and (y) without duplication of clause (x), Prudential and Prudential’s affiliates that are registered as investment advisers under the Investment Advisers Act of 1940; provided, however, that solely with respect to the representation and warranty as to Schedule 6 to be made by Prudential on and as of the Premium Due Date, Prudential may update Schedule 6 through the Premium Due Date by providing a written update to the Company so that the information included therein is current on and as of the Premium Due Date.

vii.
No Post-Closing Liability. Following receipt by Prudential of the Premium Due Date Transfers, the Plan, the Company and the Independent Fiduciary and their respective affiliates and representatives will not have any liability to pay any annuity payment under the Contract.

viii.
The Contract. The Contract, when executed, will be duly executed and delivered by Prudential and will be a valid and binding obligation of Prudential and enforceable against Prudential by the Company and each Payee in accordance with its terms, subject to the Enforceability Exceptions. At all times, the right to a benefit and all other provisions under the Contract, in accordance with the Contract’s terms, will be enforceable by the sole choice of the Payee to whom such benefit is owed under the Contract, subject to the Enforceability Exceptions. In the event that the Company, as the contract holder, ceases to exist, notifies Prudential that it will

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cease to perform its obligations under the Contract, or no longer has obligations under the Contract, the Contract will remain a valid and binding obligation of Prudential, irrevocable and in full force and effect, and enforceable against Prudential by each Payee in accordance with its terms, subject to the Enforceability Exceptions.

ix.
Litigation. As of the Commitment Agreement Date, there is no action pending or, to Prudential’s Knowledge, threatened against Prudential that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict Prudential’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.

x.
No Commissions. No fees, commissions or payments are or will be owed by Prudential to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Ancillary Agreements for which any other party, or its respective affiliates or representatives, could be liable.

xi.
RBC Ratio. As of the Commitment Agreement Date, Prudential’s most recent Projected RBC Ratio is [***] and, to Prudential’s Knowledge, no event (including a change to financial market metrics) has occurred between the date of Prudential’s most recent Projected RBC Ratio and the Commitment Agreement Date that would be expected to cause Prudential’s Projected RBC Ratio, calculated as of part of its next scheduled forecast, to [***].

xii.	[***]. [***]. [***]. [***]. [***].

b.	Company Representations and Warranties. The Company hereby represents and warrants to Prudential and the Independent Fiduciary as of the Commitment Agreement Date and as of the Premium Due Date that:

i.
Due Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Ancillary Agreements to which it is a party makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Company has all requisite power and authority to enter into and carry out its obligations under this Commitment Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated to be undertaken by the Company in this Commitment Agreement and the Ancillary Agreements.

ii.
Authorization of Commitment Agreement and Enforceability. The Company has received all necessary corporate approvals and no other action on the part of the Company is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated to be undertaken by the Company in this Commitment Agreement and the Ancillary Agreements to which

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it is a party. This Commitment Agreement and the Ancillary Agreements to which it is a party have been (or will be) duly executed and delivered by the Company, and each is (or when executed will be) a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party by the Company, and the consummation by the Company of the transactions contemplated to be undertaken by the Company in this Commitment Agreement do not (1) violate or conflict with any provision of the Plan and any documents and instruments governing the Plan as contemplated under ERISA § 404(a)(1)(D) (the “Plan Governing Documents”), the certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents of the Company, (2) violate or conflict with any law or order of any governmental authority applicable to the Company or the Plan Governing Documents, (3) require any governmental or governmental agency approval or (4) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Company is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Company’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.

iv.
Accuracy of Information. Notwithstanding anything to the contrary in the Company NDA, to the Company’s Knowledge, (1) the mortality experience data file provided by or on behalf of the Company to Prudential identified on Schedule 10 did not contain any misstatements or omissions that were, in the aggregate, material, and (2) the data in respect of benefit amounts, forms of annuities, date of birth, date of death, state of residence, gender and status (beneficiary in pay or participant), in each case, with respect to the Payees that was furnished by or on behalf of the Company to Prudential, was not generated using any materially incorrect systematic assumptions or material omissions.

v.
Compliance with ERISA. The Plan and Plan Trust are maintained under and subject to ERISA and, to the Company’s Knowledge, are in compliance with ERISA in all material respects. To the Company’s Knowledge, no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a). All Plan amendments necessary to effect the transactions contemplated by this Commitment Agreement and the Ancillary Agreements have been duly executed and, to the extent that they require authorization by the Company, have been, or will be by the Premium Due Date, duly authorized and made by the Company.

vi.
Plan Investments. Neither Prudential nor any of Prudential’s affiliates is a fiduciary of the Plan who either (A) has or exercises any discretionary authority or control with respect to the investment of Plan Assets that are or will be involved in the transactions contemplated by the Commitment Agreement or the Ancillary Agreements or (B) renders investment advice (within the

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

meaning of ERISA § 3(21)(A)(ii) or Code § 4975(e)(3)(B)) with respect to such assets. There are no commingled investment vehicles that hold Plan Assets, the units of which are or will be Plan Assets involved in the transactions contemplated by this Commitment Agreement or the Ancillary Agreements. No Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or the Ancillary Agreements are or will be managed by any investment manager listed on Schedule 6, and no investment advisor listed on Schedule 6 renders or will render investment advice (within the meaning of ERISA § 3(21)(A)(ii)) with respect to those assets.

vii.
Independent Fiduciary. The Independent Fiduciary has been duly appointed as independent fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (1) be the sole fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (2) determine whether the transactions contemplated by this Commitment Agreement and the Ancillary Agreements satisfy ERISA, (3) represent the interests of the Plan and its participants and beneficiaries in connection with the negotiation of a commitment agreement and, to the extent set forth in the IF Engagement Letter, the terms of any agreements with Prudential, including the Contract and the annuity certificates, (4) direct the Plan Trustee on behalf of the Plan to transfer the Premium Due Date Transfers in connection with the consummation of the transactions contemplated by this Commitment Agreement and any amounts required pursuant to paragraphs 1.d.iv. and 3.c. and (5) take all other actions on behalf of the Plan necessary to effectuate the foregoing to the extent set forth in the IF Engagement Letter.

viii.
Plan Trustee is Directed Trustee. The Plan Trustee has been duly appointed as the directed trustee of the Plan Trust and is obligated to follow the Independent Fiduciary’s directions to effectuate and consummate the transactions contemplated by this Commitment Agreement and the IF Engagement Letter.

ix.
Litigation. There is no action pending or, to the Company’s Knowledge, threatened against the Company, the Plan or the Independent Fiduciary that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.

x.
No Commissions. No fees, commissions or payments are or will be owed by the Company to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Ancillary Agreements for which any other party, or its respective affiliates or representatives, could be liable.

c.
Independent Fiduciary Representations and Warranties. The Independent Fiduciary hereby represents and warrants to the Company and Prudential as of the Commitment Agreement Date and as of the Premium Due Date and, with respect to paragraph 8.c.v.4 only, as of any other date on which the Plan Trustee pays Cash or assets to Prudential in connection with the transactions contemplated by this Commitment Agreement or the Contract, that:

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

i.
Due Organization, Good Standing and Corporate Power. The Independent Fiduciary is a trust company, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Independent Fiduciary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Ancillary Agreements to which it is a party makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Independent Fiduciary has all requisite power and authority to enter into and carry out its obligations under this Commitment Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement and the Ancillary Agreements.

ii.
Authorization of Commitment Agreement and Enforceability. The Independent Fiduciary has received all necessary corporate approvals and no other action on the part of the Independent Fiduciary is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement and the Ancillary Agreements to which it is a party. This Commitment Agreement and the Ancillary Agreements to which it is a party have been duly executed and delivered by the Independent Fiduciary and each is (or when executed will be) a valid and binding obligation of the Independent Fiduciary, enforceable against the Independent Fiduciary, in accordance with its terms, subject to the Enforceability Exceptions.

iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and the Ancillary Agreements to which it is a party by the Independent Fiduciary, and the consummation by the Independent Fiduciary of the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement do not (1) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents, (2) violate or conflict with any law or order of any governmental authority applicable to the Independent Fiduciary, (3) require any governmental or governmental agency approval, (4) violate or conflict with any law or order of any governmental authority applicable to any provision of the Plan Governing Documents or (5) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Independent Fiduciary is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Independent Fiduciary’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.

iv.	Independent Fiduciary Compliance with ERISA.

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

1.
The Independent Fiduciary meets the requirements of, and in the transactions contemplated by this Commitment Agreement and the Ancillary Agreements is acting as, an “investment manager” under ERISA § 3(38), and further constitutes a “qualified professional asset manager” under the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14 solely with respect to the transfer of assets to Prudential in connection with the transactions contemplated by this Commitment Agreement and the Ancillary Agreements (but not the selection of such assets or the management of such assets prior to the transfer).

2.
The Independent Fiduciary has accepted, and has not rescinded or terminated, its designation as the sole fiduciary of the Plan with authority to select one or more insurers to issue one or more group annuity contracts in the IF Engagement Letter (a true and correct copy of which has been provided to Prudential, except that the fees to be paid to the Independent Fiduciary and indemnification provisions have been redacted), and the Independent Fiduciary reaffirms its fiduciary status as set forth in the IF Engagement Letter.

3.
The Independent Fiduciary has accepted, and has not rescinded or terminated, appointment as independent fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (a) be the designated fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (b) determine whether the transactions contemplated by this Commitment Agreement and the Ancillary Agreements satisfy ERISA, (c) represent the interests of the Plan and its participants and beneficiaries in connection with the negotiation of a commitment agreement and, to the extent set forth in the IF Engagement Letter, the terms of any agreements with Prudential, including the Contract and the annuity certificates, (d) direct the Plan Trustee on behalf of the Plan to transfer the Premium Due Date Transfers in connection with the consummation of the transactions contemplated by this Commitment Agreement and any amounts required pursuant to paragraphs 1.d.iv. and 3.c. and (e) take all other actions on behalf of the Plan necessary to effectuate the foregoing to the extent set forth in the IF Engagement Letter.

4.
The Independent Fiduciary is fully qualified and has the requisite expertise together with its reliance on its consultant, Mercer Health and Benefits LLC, and its counsel, K&L Gates LLP, to serve as an independent fiduciary in connection with the transactions contemplated by this Commitment Agreement and the Ancillary Agreements, and it is independent of the Company and Prudential within the meaning of 29 C.F.R. § 2570.31(j). The Independent Fiduciary has ensured that it has established commercially reasonable ethical walls between its personnel working on the transactions contemplated in the Commitment Agreement and the Ancillary Agreements and its personnel working on other matters involving the Company, Prudential or any of their respective affiliates.

v.	ERISA Related Determinations.

1.
The Independent Fiduciary has selected Prudential to issue the Contract as set forth in this Commitment Agreement and such selection, the transactions contemplated by this Commitment Agreement, the Plan’s use of assets for the purchase of the Contract as contemplated by this

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Commitment Agreement and the Contract (including its terms) each satisfies the ERISA Requirements. The Independent Fiduciary has delivered a certification confirming the foregoing, executed by a duly authorized officer of the Independent Fiduciary, to the Fiduciary Review Committee of the Retirement Plan of International Paper Company.

2.
The transactions contemplated by this Commitment Agreement and the purchase of the Contract do not result in a Non-Exempt Prohibited Transaction, provided that the representations in paragraphs 8.a.vi and 8.b.vi are true and correct in all material respects as of the Premium Due Date.

3.
The Plan Trust (I) will receive no less than “adequate consideration” for the Transferred Assets and (II) will pay no more than “adequate consideration” for the Contract, in each case within the meaning of “adequate consideration” under ERISA § 408(b)(17)(B) and Code § 4975(f)(10).

4.
The Independent Fiduciary is responsible for exercising independent judgment in evaluating any transactions that the Plan engages in with Prudential (including purchase of the Contract). The Independent Fiduciary understands that Prudential did not undertake and is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with any transactions that the Plan engages in with Prudential.

5.
The Independent Fiduciary has provided and will continue to provide the services described in Section 2 of the IF Engagement Letter prudently and for the exclusive benefit and in the sole interest of the Plan and its participants and beneficiaries.

vi.
No Commissions. No fees, commissions or payments are or will be owed by the Independent Fiduciary to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Ancillary Agreements for which any other party, or its respective affiliates or representatives, could be liable.

9.
Conditions to Closing. The parties’ obligations to consummate the transactions contemplated by this Commitment Agreement in connection with the Premium Due Date Transfers, including the Independent Fiduciary’s obligation to direct the Plan Trustee to consummate the transactions contemplated by this Commitment Agreement, are subject to the conditions that:

a.
the Independent Fiduciary will have confirmed that the transactions contemplated by this Commitment Agreement continue to satisfy the ERISA Requirements because an Independent Fiduciary MAC has not occurred or, if an Independent Fiduciary MAC has occurred, it is not continuing on the Premium Due Date; and

b.
no court or government agency has taken any action after the Commitment Agreement Date that would (i) cause the consummation of the transactions contemplated by this Commitment Agreement to violate the law or (ii) cause the Plan to fail to remain qualified under Code Section 401(a); provided that, if the condition to closing set forth in this paragraph 9.b.ii is not satisfied, the [***] shall be payable in accordance with paragraph 7.

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

10.	Definitions. For purposes of this Commitment Agreement, the following defined terms will have the following meanings:

a.	“AAA” is defined in Schedule 4.

b.	“Ancillary Agreements” means, collectively, the Contract and the Plan Trustee Agreement.

c.	“Annuity Start Date” means December 31, 2018.

d.	“Annual Benefit” is defined in Schedule 8.

e.	“Approved Firm” is defined in Schedule 4.

f.	[***].

g.	[***].

h.	“Authorized Persons” is defined in paragraph 12.d.

i.	[***].

j.	“Base File” means the data file titled [***], provided by the Company to Prudential posted to Willis Towers Watson OnePlace secure website at 3:24 p.m. eastern time on August 28, 2018.

k.	“Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by law to close.

l.	“Call Center” is defined in paragraph 6.b.

m.	“Cash” means a wire transfer, through the Federal Reserve System, of currency of the United States of America.

n.	“Check Register” is defined in Schedule 7.

o.	“Code” means the Internal Revenue Code of 1986 and the applicable Treasury Regulations issued thereunder.

p.	“Commitment Agreement” is defined in the preamble.

q.	“Commitment Agreement Date” is defined in the preamble.

r.	“Company” is defined in the preamble.

s.	“Company Contact” is defined in paragraph 6.b.

t.	“Company Indemnified Party” is defined in paragraph 11.

u.	“Company NDA” is defined in paragraph 12.c.

v.	“Confidential Information” has the meaning ascribed to such term in the Company NDA.

w.	“Contract” is defined in the preamble.

x.	“Corridor Breach” is defined in Schedule 8.

y.	“Cut-Off Time” means 1:00 p.m. eastern time on the Premium Due Date.

z.	“Data Corrections” is defined in Schedule 8.

aa.	“Data Correction Adjustment” is defined in Schedule 8.

bb.	“Data Load File” is defined in Schedule 7.

cc.	“Data Load File Sign-Off” is defined in Schedule 7.

dd.	“Deleted Lives” is defined in Schedule 8.

ee.	“Deleted Lives Percentage” is defined in Schedule 8.

ff.	[***].

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

gg.	“Enforceability Exceptions” is defined in paragraph 8.a.ii.

hh.	“ERISA” means Employee Retirement Income Security Act of 1974, as amended, and any federal agency regulations promulgated thereunder that are currently in effect and applicable.

ii.	“ERISA Requirements” means all of the applicable requirements of ERISA and applicable guidance promulgated thereunder, including Interpretive Bulletin 95-1.

jj.	[***]. [***].

[***]

kk.	“Final Annuity Quote Sheet” is defined in paragraph 1.b.

ll.	“Final Production Data File” is defined in Schedule 7.

mm.	“GAC Issuance Data” is defined in paragraph 1.d.i.

nn.	“GAC Issuance Data Notice Date” is defined in paragraph 1.d.i.

oo.	“GAC Issuance True-Up Premium” is defined in Schedule 8.

pp.	[***].

qq.	[***].

rr.	“IF Engagement Letter” means the engagement agreement between the Fiduciary Review Committee of the Retirement Plan of International Paper Company and the Independent Fiduciary dated August 3, 2018.

ss.	“IFID NDA” is defined in paragraph 12.c.

tt.	“Independent Fiduciary” is defined in the preamble.

uu.
“Independent Fiduciary MAC” means (i) the occurrence of a material adverse change, as determined in the Independent Fiduciary’s sole discretion, in or directly affecting Prudential after the Commitment Agreement Date that would cause the selection of Prudential and the purchase of the Contract to fail to satisfy the ERISA Requirements, or (ii) the occurrence of a change in ERISA Requirements after the Commitment Agreement Date that would cause the selection of Prudential and the Plan’s purchase of the Contract to fail to satisfy ERISA Requirements.

vv.	[***]

ww.	[***]. [***].

xx.	“Knowledge” means actual knowledge after making appropriate inquiry.

yy.	“Liability Baseline Value” is defined in Schedule 8.

zz.	[***].

[[.	[***].

aaa.	[***].

bbb.	“Modified GAC Deadline Date” is defined in paragraph 2.a.

ccc.	“Modified GAC Form” is defined in paragraph 2.

ddd.	“Mortalities” is defined in Schedule 8.

eee.	“Mortality Corrections” is defined in Schedule 8.

fff.	“NAIC” is defined in Schedule 12.

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

ggg.	“NDA” is defined in paragraph 12.c.

hhh.	“New Lives” is defined in Schedule 8.

iii.	“New Lives Percentage” is defined in Schedule 8.

jjj.	“Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA § 406 or Code § 4975, for which no statutory exemption or U.S. Department of Labor class exemption is available.

kkk.	“Payee” means any payee under the Contract, including annuitants, contingent annuitants, alternate payees and beneficiaries, as applicable.

lll.	[***].

mmm.	“Plan” is defined in the preamble.

nnn.	“Plan Asset” means an asset of the Plan within the meaning of ERISA.

ooo.	“Plan Governing Documents” is defined in paragraph 8.b.iii.

ppp.	“Plan Trust” means International Paper Company Retirement Plans Master Trust.

qqq.	“Plan Trustee” means State Street Bank and Trust Company.

rrr.	“Plan Trustee Agreement” means the agreement, dated as of the date hereof, among Prudential, the Plan Trustee and the Independent Fiduciary.

sss.	“Preliminary Production Data File” is defined in Schedule 7.

ttt.	“Premium Amount” is defined in paragraph 3.

uuu.	“Premium Due Date” means five Business Days following the Commitment Agreement Date.

vvv.	“Premium Due Date Transfers” is defined in paragraph 3.

www.	“Projected RBC Ratio” means the projection of the RBC Ratio as of [***], as calculated under the method set forth on Schedule 12.

xxx.	“Proposal” is defined in paragraph 1.b.

yyy.	“Prudential” is defined in the preamble.

zzz.	“RBC Ratio” means the company action level risk-based capital ratio of Prudential [***].

[[[.	[***] .

aaaa.	[***].

bbbb.	“Relevant Percentage” is defined in Schedule 8.

cccc.	“Removed Lives” is defined in Schedule 8.

dddd.	[***].

eeee.	“Scaled GAAP PBO” is defined in Schedule 8.

ffff.	[***].

gggg.
“Scheduled GAC Issuance Date” means on or before April 18, 2019 or, if applicable, and, if later, by the date that is five Business Days following the final resolution of any arbitration disputes in accordance with Schedule 4.

hhhh.	“SEC” is defined in paragraph 4.b.

iiii.	“Specimen GAC Form” is defined in paragraph 1.a.

jjjj.	[***]. [***].

kkkk.	[***].

llll.	[***].

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

mmmm.	“Update File” is defined in Schedule 7.

nnnn.	“Welcome Kit” is defined in paragraph 5.a.

11.	Indemnification.
Prudential will indemnify, defend and hold the Company, the Plan, the Independent Fiduciary and their respective affiliates, officers, directors, stockholders, employees, Plan fiduciaries, agents and other representatives (each, a “Company Indemnified Party”) harmless from and against any and all actual, but not potential or contingent, losses, damages, costs and expenses (in each case, including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel) to the extent arising out of or relating to the portion of any action, lawsuit, proceeding, investigation, demand or other claim against such Company Indemnified Party by a third party that is threatened or brought against or that involves a Company Indemnified Party and that arises out of or relates to any failure by Prudential to make, or cause to be made, any payments required to be made to a Payee pursuant to the Contract. Prudential will have the right at any time to assume the defense with counsel of its choice reasonably satisfactory to the Company Indemnified Party and to control the defense of such Company Indemnified Party, provided, however, that Prudential will not consent to the entry of any judgment or enter into any settlement without prior written consent of the Company Indemnified Party unless the judgment or proposed settlement involves only the payment of money by Prudential and does not admit liability on the part of a Company Indemnified Party. The prior written consent of a Company Indemnified Party with respect to such defense, including but not limited to, consenting to choice of counsel and entry into judgments or settlements shall be provided in a timely manner and shall not be unreasonably withheld, conditioned or delayed.

12.	Miscellaneous.

a.
This Commitment Agreement, together with the Schedules to this Commitment Agreement, which are incorporated by reference and made a part of this Commitment Agreement as if fully set forth herein, constitutes the sole and entire agreement of the parties to this Commitment Agreement with respect to the subject matter contained herein and therein. The parties each hereby acknowledge that they jointly and equally participated in the drafting of this Commitment Agreement and all other agreements contemplated hereby, and no presumption will be made that any provision of this Commitment Agreement will be construed against any party by reason of such role in the drafting of this Commitment Agreement or any other agreement contemplated hereby. No amendment of any of the provisions hereof shall be effective unless set forth in writing and signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Commitment Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. Except to the extent expressly provided in this Commitment Agreement, nothing in this Commitment Agreement shall confer any rights or remedies upon any person other than the parties hereto.

b.
This Commitment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, or proceeding arising out of or relating

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

to this Commitment Agreement or the transactions contemplated hereby may be instituted in the courts of the State of New York in each case located in the city of New York and County of New York, and each party hereby irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action, or proceeding. The parties agree that irreparable damage would occur if any provisions of this Commitment Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to equitable relief, including injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. To the fullest extent permitted by law, none of the parties will be liable to any other party for any punitive or exemplary damages of any nature in respect of matters arising out of this Commitment Agreement.

c.
Notwithstanding anything to the contrary in the Mutual Non-Disclosure Agreement, dated as of April 26, 2018, between the Company and Prudential (the “Company NDA”), and the Non-Disclosure Agreement, dated as of August 14. 2018, between Prudential and the Independent Fiduciary (the “IFID NDA” and, together with the Company NDA, the “NDAs” and each an “NDA”), each NDA shall continue in full force and effect except that, if the Premium Due Date Transfers are transferred to and received by Prudential, (a) each NDA shall continue indefinitely and shall not be terminated without the mutual written agreement of (i) the Company and Prudential in the case of the Company NDA and (ii) Prudential and the Independent Fiduciary in the case of the IFID NDA, and (b) with respect to the Company NDA, Prudential will not be required to return or destroy any Confidential Information and will not be restricted in its use or disclosure of any Confidential Information related to Payees, annuity payments under the Contract or the pricing or underwriting of the Contract, received from another party, provided, that Prudential will use such Confidential Information only in compliance with all applicable laws relating to privacy of personally identifying information.

d.
Prudential will comply, and will ensure that all of its affiliates, agents, and subcontractors comply, with all applicable laws and regulations governing the Confidential Information of all Payees, including those laws relating to privacy, data security and protection and the safeguarding of such information, and its maintenance, disclosure and use. Prudential will maintain administrative, technical and physical safeguards to protect the privacy and security of the confidential information related to Payees. Prudential will comply in all material respects with any internal written policies relating to the confidential information of any Payee as in effect from time to time. Prudential acknowledges that it is solely responsible from and after the Commitment Agreement Date for any Data Breach. For purposes of this paragraph 12.d., “Data Breach” means any act or omission by Prudential or its agents, subcontractors or service providers (“Authorized Persons”) that compromises either the security, confidentiality or integrity of Payee data or the physical, technical, administrative or organizational safeguards put in place by Prudential (or any Authorized Persons) that relate to the protection of the security, confidentiality or integrity of any personally identifying information of any Payee.

e.
Prudential, the Company and the Independent Fiduciary shall not assign or transfer this Commitment Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties. Any assignment or transfer in violation of this paragraph 12.e. will be null and void from the outset, without any effect whatsoever.

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

f.	This Commitment Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]
IN WITNESS WHEREOF, the Company, Prudential, and the Independent Fiduciary have executed this Commitment Agreement as of the date first written above.

INTERNATIONAL PAPER COMPANY	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: /S/ ERROL HARRIS	By: /S/ MARGARET G. MCDONALD
Print Name: Errol Harris	Print Name: Margaret G. McDonald
Title: Vice President & Treasurer	Title: AVP

STATE STREET GLOBAL ADVISORS TRUST COMPANY, acting solely in its capacity as Independent Fiduciary of the Plan
By: /S/ DENISE SISK
Print Name: Denise Sisk
Title: Managing Director

Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 1
to
Commitment Agreement

SPECIMEN GAC FORM

ATTACHED

Schedule 1 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

SAMPLE BUY-OUT CONTRACT ([***])

The Prudential Insurance Company of America
Newark, New Jersey

Contract-Holder: NAME OF CONTRACT-HOLDER	Plan: NAME OF RETIREMENT PLAN
Employer: NAME OF EMPLOYER
[***] [***]	Jurisdiction: STATE OF JURISDICTION
Effective Date: MM DD, YYYY Amendment Date: MM DD, YYYY	Contribution Amount as of Effective Date: $XXX,XXX Contribution Adjustment Amount: None, as of MM DD, YYYY Total Contribution Amount as of MM, DD, YYYY: $XXX,XXX
Pages Attached: 1-XX, Cash and Transferred Assets Exhibit, Cash and Transferred Assets Exhibit Supplement, Annuity Exhibits

NAME OF CONTRACT-HOLDER	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA 30 Scranton Office Park Scranton, PA 18507-1789 SAMPLE
By: __ SAMPLE __________ Title: Date:	Chairman and Chief Executive Officer SAMPLE Secretary Attest: _______________________________ Date:

Initially a Buy-Out Contract supported by a Dedicated Separate Account 1
Schedule 1 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Single-Premium Non-Participating Group Annuity Contract supported by a Separate Account providing for Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets held in the Separate Account.

2
Schedule 1 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

TABLE OF CONTENTS
PROVISION IDEFINITIONS, SEPARATE ACCOUNT OPERATION AND TERMINATION OF CONTRACT    3
1.1Definitions    3
1.2Agreement to Pay Contribution Amount; Deposit into the Separate Account    6
1.3Agreement to Make Annuity Payments; Associated Withdrawals from the Separate Account    7
1.4The Separate Account that Supports this Contract    7
1.5Investments Held in Separate Account; Insulation of Separate Account Assets    7
1.6Insulation of Separate Account Assets    7
1.7Expenses; Establishing Reserves; Withdrawal of Assets from the Separate Account    7
1.8Process for Making Annuity Payments    8
1.9Persons Entitled to Enforce this Contract    8
1.10Termination of Contract    9
1.11Small Account Conversion    9
PROVISION IIPAYMENT TERMS AND CONDITIONS FOR FORMS OF ANNUITIES    9
2.1Covered Lives, Contingent Lives, and Beneficiaries    9
2.2Definitions    9
2.3Annuity Forms    9
2.4No Assignment by Covered Lives and Contingent Lives    11
2.5Proof of Continued Existence for Life Annuities; Escheatment    12
2.6Misstatements    12
2.7Concerning Designations    13
2.8Concerning Qualified Domestic Relations Orders    14
2.9Payments to Representatives    14
2.10Certificates    14
PROVISION IIIGENERAL TERMS    15

3
Schedule 1 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

3.1Communications    15
3.2Currency; Payments    15
3.3Reliance on Records; Correction of Errors    15
3.4Contract-Holder; Successor    15
3.5No Implied Waiver    16
3.6Changes    16
3.7Entire Contract - Construction    16
3.8Third Party Beneficiaries    16
CASH AND TRANSFERRED ASSETS EXHIBIT

ANNUITY EXHIBITS

[***]A.B.C. Company

ANNUITY EXHIBIT
Immediate Covered Lives – Retired

Annuity Commencement Date

Annuity Form is Life Payment Certain Form of Annuity

Covered Life	Social Security Number	Sex	Date of Birth	Covered Life Amount	Guaranteed Number of Payments	Lump Sum Death Benefit

4
Schedule 1 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

5
Schedule 1 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 2
to
Commitment Agreement

[***]

A	B	C	D	E	F	G	H	I	J
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

N/A

1
Schedule 2 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 3
to
Commitment Agreement

[***]

[***]:

1.	[***].

2.	[***]. [***]:

a.	[***],

b.	[***],

c.	[***], or

d.	[***].

3.	[***].

4.	[***].

5.	[***].

6.	[***].

7.	[***].

8.	[***].

1
Schedule 3 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 4
to
Commitment Agreement

ARBITRATION DISPUTE RESOLUTION

1.
Rules and Procedures. Any dispute between the parties referenced herein shall be resolved by arbitration conducted by one arbitrator, in accordance with Commercial Arbitration Rules and Expedited Procedures for Large, Complex Commercial Disputes of the American Arbitration Association (“AAA”), as such rules and procedures are in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Company, Prudential, and, if a party to such dispute, the Independent Fiduciary.

2.	Location. The seat of the arbitration shall be New York City, New York, at a mutually agreed upon location, or in the absence of agreement at the New York City offices of the AAA.

3.
Arbitrator. The Company, Prudential and, if a party to the dispute, the Independent Fiduciary shall jointly engage a mutually agreed upon firm (such firm, the “Approved Firm”), within five Business Days after a dispute notice is delivered by either party to the other party to resolve any arbitration dispute. If the Company, Prudential and, if a party to such dispute, the Independent Fiduciary are unable to engage an Approved Firm within such time period on such terms, then the AAA shall appoint an arbitrator within three Business Days thereafter.

4.
Damages. The arbitrator shall resolve any arbitration dispute within the range of difference between (a) any amounts or values as calculated or determined by Prudential and (b) any amounts or values as calculated or determined by the Company or, if a party to the dispute, any amounts or values as calculated or determined by the Independent Fiduciary. The arbitrator will have no authority to award any other damages other than as provided for herein.

5.
Judgment. Any arbitration award shall be final and binding on the Company, Prudential and, if a party to the dispute, the Independent Fiduciary. The Company, Prudential and, if a party to such dispute, the Independent Fiduciary undertake to carry out any award without delay and waive their respective rights to any form of recourse based on grounds other than personal conflict of interest of the arbitrator that was undisclosed at the time of the arbitrator’s appointment. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the Company, Prudential or, if a party to such dispute, the Independent Fiduciary, as applicable, or their respective assets.

6.
Costs. The Company and Prudential shall share the fees and disbursements of the arbitrator equally (i.e., on a 50%/50% basis). The Company, Prudential and, if a party to the dispute, the Independent Fiduciary shall each bear their own costs and expenses incurred in connection with prosecuting and/or defending any arbitration dispute.

7.	[***]. [***].

1
Schedule 4 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

8.	Amended Schedules. If applicable, the Company, Prudential and the Independent Fiduciary will promptly amend the schedules hereto to reflect any arbitration decision.

2
Schedule 4 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 5
to
Commitment Agreement

[***]

				[***]		[***]
[***]		[***]	[***]
[***]	[***]			[***]	[***]	[***]	[***]

1
Schedule 5 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 6
to
Commitment Agreement

INVESTMENT MANAGERS AND INVESTMENT ADVISERS

1.	Jennison Associates LLC
Doing Business As:

•	Jennison

•	Jennison Associates

2.	Quantitative Management Associates LLC
Doing Business As:
• QMA

3.	PGIM, Inc.
Doing Business As:

•	Prudential Investments

•	PGIM Investments

•	Prudential Capital Group

•	PGIM

•	PGIM Fixed Income

•	Prudential Fixed Income

•	PGIM Institutional Advisory & Solutions

•	PGIM Real Estate

•	PGIM Global Partners

•	Prudential Financial, Inc.

•	PREI

•	PGIM Real Estate Finance

•	Prudential Real Estate Investors

•	Pramerica Real Estate Investors

•	Prudential Real Estate Fixed Income Investors

•	PRICOA Capital Group

•	Prudential Capital Partners

•	Pramerica Capital Partners

•	Pramerica Investment Management – Fixed Income

•	PCG

•	PRICOA Capital Group Limited

•	PRICOA Capital Partners

1
Schedule 6 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

•	Prudential Capital Energy Partners

•	PRICOA Capital Energy Partners

•	Pramerica Capital Energy Partners

4.	The Prudential Insurance Company of America
Doing Business As:

•	Prudential Financial, Inc.

5.	Prudential Trust Company

6.	Prudential Retirement Insurance and Annuity Company

7.	PGIM Limited
Doing Business As:

•	PGIM Fixed Income

•	PGIM Real Estate

•	PGIM Real Estate Finance

•	PRICOA Capital Group

8.	PGIM Fund Management Limited
Doing Business As:

•	PGIM Real Estate

9.	Global Portfolio Strategies, Inc.

10.	PGIM Investments LLC
Formerly Known As:

•	Prudential Investments LLC

11.	Prudential Private Placement Investors, L.P.

12.	AST Investment Services, Inc.

13.	Prudential International Investment Advisers, LLC
Doing Business As:

•	PGIM Global Partners

14.	Pruco Securities LLC
Doing Business As:

•	Prudential Financial Planning Services

15.	PGIM Real Estate Finance, LLC
Doing Business As:

•	PGIM Real Estate Finance

•	Prudential Agricultural Investments
Formerly Known As:

•	PRICOA Mortgage Capital Company

•	Prudential Mortgage Capital Company

16.	PGIM Real Estate Luxembourg S.A.

17.	Prudential Customer Solutions LLC

2

Schedule 6 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

3

Schedule 6 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 7
to
Commitment Agreement

ADMINISTRATION AND TRANSFER

This Schedule 7 sets forth the actions that the Company and Prudential will take or cause to be taken at the times identified in the table below. All Delivery Dates after the first Delivery Date assume the prior delivery, to a party responsible for a subsequent deliverable, of relevant materials needed from other parties, on or prior to the required Delivery Dates set forth below, including cooperation of other parties in resolving any open issues.

Defined Terms
“Check Register” means an electronic file showing gross amounts, net amounts and deductions with respect to payments to each Payee. Dates shown for the Check Register can be changed if mutually agreed upon.

“Data Load File” means the file as extracted from Prudential’s recordkeeping systems and reflected in a report provided to the Plan and Company.

“Data Load File Sign-Off” means the written confirmation by the Plan that the Data Load File accurately reflects the data provided.

“Final Production Data File” means the complete updated Preliminary Production Data File, reflecting all corrections since the Preliminary Production Data File and any addendums thereto.

“Preliminary Production Data File” means the preliminary production data file, as populated based on information from the recordkeeper’s internal system.

“Update File” means an itemized list of updates that should be made to the file that was last delivered.

1
Schedule 7 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Deliverable	Delivery Date	Action by the Company/Plan	Action by Prudential
Preliminary Production Data File	September 27, 2018	Deliver Preliminary Production Data File	Receive and reconcile Preliminary Production Data File to begin data cleanse and data mapping
Final Production Data File	October 22, 2018	Deliver Final Production Data File	Receive Final Production Data File
Check Register October 31, 2018 and November 1, 2018	October 22, 2018	Deliver Check Register	Receive Check Register
Update File	November 14, 2018	Deliver Update File	Receive Update File
Data Load File (related to Final Production Data File)	November 26, 2018	Receive Data Load File	Deliver Data Load File
Data Load File Sign-Off (related to Final Production Data File)	December 3, 2018	Approve Data Load File	Receive Data Load File Sign-Off
Update File	December 3, 2018	Deliver Update File	Receive Update File

Schedule 8
to
Commitment Agreement

GAC ISSUANCE TRUE-UP PREMIUM

This Schedule provides a description of the methodologies and procedures by which Prudential will calculate the GAC Issuance True-Up Premium.

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[***]. [***]. [***].

[***]. [***]. [***].

[***]. [***]. [***].

[***].

[***] .

1.	[***].

[***]:

2

Schedule 7 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

a.	[***],

b.	[***],

c.	[***],

d.	[***],

e.	[***],

f.	[***],

g.	[***],

h.	[***],

i.	[***],

j.	[***], or

k.	[***],

[***]. [***]. [***].

[***].

[***]. [***]. [***].

2.	[***].

[***]. [***].

[***]. [***]. [***].

3.	[***].

a.	[***]

[***]. [***].

b.	[***]
[***]. [***].

c.	[***]
[***]. [***].

4.	[***].

[***]:

1
Schedule 8 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

[***]

Where

(4A)	[***];

(4B)	[***];

(4C)	[***].

(4D)	[***].

5.	[***].

[***].

[***]

Where

(5A)	[***];

(5B)	[***];

(5C)	[***].

(5D)	[***]. [***].

(5E)	[***].

(5F)	[***]. [***].

(5G)	[***]:

(i)	[***].

(ii)	[***].

[***] .

6.	[***].

[***]. [***].

7.	[***].

[***]. [***].

8.	[***].

[***]. [***].

9.	[***].

2
Schedule 8 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

[***]. [***]:

a.	[***].

b.	[***].

c.	[***].

d.	[***].
[***]. [***].

Schedule 9
to
Commitment Agreement

[***]

[***].

[***]

(x) [***],

[***]
(y) [***].

where:

[***].

[***] .

[***]. [***].

3
Schedule 8 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 10
to
Commitment Agreement

HISTORICAL MORTALITY DATA

Historical mortality data was provided by the Company to Prudential in the file titled “[***]” posted to Willis Towers Watson OnePlace secure website on May 23, 2018.

1
Schedule 10 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 11
to
Commitment Agreement

STATE INSURANCE GOVERNMENTAL AUTHORITIES

1.    Arkansas
2.    Florida
3.    Idaho
4.    Iowa
5.    Louisiana
6.    Minnesota
7.    Mississippi
8.    Montana
9.    New Hampshire
10.    North Dakota
11.    Ohio
12.    Oklahoma
13.    Puerto Rico
14.    South Dakota
15.    Tennessee
16.    Texas
17.    Vermont
18.    Washington
19.    West Virginia

1
Schedule 11 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL

Schedule 12
to
Commitment Agreement

RBC RATIO CALCULATION
Prudential’s normal-course RBC Ratio preparation is completed in a reasonable manner, using reasonable assumptions and in accordance with prevailing regulatory standards. [***]. [***].
Such Projected RBC Ratios are completed in accordance with methodologies prescribed by the National Association of Insurance Commissioners (“NAIC”) for the calculation of company action level risk-based capital and total adjusted capital. The NAIC publishes detailed instructions annually for calculating year-end reported company action level risk-based capital ratios using company action level risk-based capital and total adjusted capital (NAIC Life Risk-Based Capital Report Including Overview and Instructions for Companies). Prudential’s Projected RBC Ratio utilizes the same formula as these instructions, [***]. Such projections also incorporate NAIC changes to the extent Prudential expects that these changes are expected to be adopted by the NAIC and effective for the forecasted period.

1
Schedule 12 to Commitment Agreement, dated September 25, 2018
CONFIDENTIAL